SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 6, 1999


                      SUPERIOR ENERGY SERVICES, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    0-20310               75-2379388
(State or other jurisdiction (Commission File Number)   (IRS Employer
     of incorporation)                                Identification No.)


        1105 Peters Road, Harvey, Louisiana                70058
      (Address of principal executive offices)           (Zip Code)



                              (504) 362-4321
             (Registrant's telephone number, including area code)


            1503 Engineers Road, Belle Chase, Louisiana  70037
        (Former name or former address, if changed since last report.)



ITEM 5.   OTHER EVENTS

     On January 6, 1999, Superior Energy Services, Inc. (the "Registrant"), terminated the definitive merger agreement with Parker Drilling Company and issued a press release. Copies of the Termination Agreement and Press Release are filed herewith as Exhibit 99.1 and 99.2, respectively.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits.

          99.1 Termination and Release Agreement dated January 6, 1999 by and among Superior Energy Services, Inc., Parker Drilling Company and Saints Acquisition Company.

          99.2 Press release issued by the Registrant on January 7, 1999 announcing the termination of the merger agreement with Parker Drilling Company.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:     /S/ ROBERT S. TAYLOR
                                          Robert S. Taylor
                                          Chief Financial Officer

Dated:  January 7, 1999